                                                                   Exhibit 10.34


THIS PLEDGE AGREEMENT IS SUBJECT TO THE TERMS, COVENANTS AND CONDITIONS OF A CERTAIN CONFIRMATION OF SUBORDINATION AGREEMENT OF EVEN OR NEAR DATE HEREWITH IN FAVOR OF NOMURA ASSET CAPITAL CORPORATION.


                                   PLEDGE AGREEMENT
                                   ----------------

    THIS PLEDGE AGREEMENT (as amended, modified or supplemented from time to time, the "Agreement"), dated as of October 31, 1997 is made by HUDSON HOTELS CORPORATION, a New York corporation (the "Company"), HUDSON HOTEL PROPERTIES CORP., a New York corporation (the "Pledgor"), in favor of EQUITY INNS PARTNERSHIP, L.P., a Tennessee limited partnership (the "Lender").

                                       RECITALS
                                       --------

    Pursuant to the terms of a promissory note of even date herewith, made by the Pledgor, payable to the order of the Lender, in the original principal amount of $3,884,052.23 (as amended, modified, supplemented or replaced from time to time, the "Note"), the Lender made a loan (the "Loan") to the Pledgor. The Note and the Loan are guaranteed by a guaranty agreement of even date herewith (the "Guaranty") from the Company in favor of the Lender. Pledgor is a wholly owned subsidiary of the Company.

    The Lender agreed to the Loan, provided, however, that the Pledgor execute and deliver this Agreement to the Lender.

                                      AGREEMENT
                                      ---------

    Accordingly, to induce the Lender to make the Loan, and for other valuable consideration, the receipt and sufficiency of which are acknowledged, the Pledgor agrees as follows:

    1. DEFINED TERMS. The following terms shall have the following meanings, unless otherwise defined or unless the context otherwise requires:

         "Collateral": 2,000,000 shares of common stock, par value $.001, of the Company (the "Common Stock"), issued in the name of the Pledgor, together with (a) all certificates, options, rights or other distributions issued as an addition to, in substitution of or in exchange for, or on account of, any such shares, (b) all shares, securities or other property described in Paragraph 2.(b) below, and (c) all proceeds of all of the foregoing, now or hereafter owned or acquired by the Pledgor.

         "Loan Documents": collectively, the Note, the Guaranty, this Agreement, and any other instrument or document executed in connection with the Guaranty, this Agreement, the

Loan and the Note, in evidence thereof or as security therefor, as any of the same may be amended, modified or supplemented from time to time.

         "Obligations": all indebtedness, liabilities and obligations of the Pledgor to the Lender (including, but not limited to, the obligations of the Pledgor under the Note, the Pledgor or any other Loan Document), whether now existing or hereafter incurred, direct or indirect, fixed or contingent, secured or unsecured, due or to become due, joint, several or joint and several, including, without limitation, any costs and expenses incurred by the Lender in connection with the enforcement of this Agreement.


         "Rule 144": Rule 144 of the Securities and Exchange Commission (the "SEC"), and all amendments, modifications, supplements, replacements and successors to, of or for Rule 144.

    2.   GRANT OF SECURITY INTEREST.

         (a) As collateral security for the prompt and complete payment and performance when due of all of the Obligations, the Pledgor hereby pledges the Collateral to the Lender, and grants to the Lender a lien on and a security interest in the Collateral and in all proceeds arising therefrom.

         (b) If the Pledgor shall become entitled to receive or shall receive, in connection with any of the Collateral, any: (1) stock certificate, including, without limitation, any certificate representing a stock dividend or received in connection with any increase or reduction of capital, reclassification, merger, share exchange, consolidation, sale of assets, combination of shares, stock split, spin-off or split-off, (2) option, warrant or right, whether as an addition to or in substitution or in exchange for any of the Collateral, or otherwise, (3) dividend or distribution payable in property, including securities issued by any entity other than the issuer of any of the Collateral, or (4) dividends or distributions of any sort, then the Pledgor shall accept the same as the agent of the Lender, in trust for the Lender, and shall deliver them forthwith to the Lender in the exact form received with, as applicable, the Pledgor's endorsement when necessary, or appropriate stock powers duly executed in blank, to be held by the Lender, subject to the terms hereof, as part of the Collateral.

         (c) Upon and at any time after the occurrence of an Event of Default (as defined in Paragraph 7 below), the Lender, at its option, may have any or all of the Collateral registered in its name or that of its nominee, and the Pledgor hereby covenants and agrees that, upon the Lender's request, the Pledgor shall cause the issuer of, or the transfer agent for, the Collateral to effect such registration. Upon and at any time after the occurrence of an Event of Default, the Lender shall have the right to exercise all voting rights as to all of the Collateral, all other corporate rights and all conversion, exchange, subscription or other rights, privileges or options pertaining thereto as if it were the absolute owner thereof, including, without limitation, the right to exchange any or all of the Collateral upon the merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof, or upon the exercise by such issuer of any right, privilege or option pertaining to any of the Collateral, and, in connection therewith, to deliver any of the Collateral to any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine, all without liability except to account for property actually received by it; but the Lender shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or any delay in so doing.

         (d) Until an Event of Default the Lender shall have no rights to (i) vote at any shareholders meeting or (ii) receive dividends or distributions, as if such shares were held by the Company as treasury shares, but such shares shall have the same rights as all other outstanding shares of the Company upon an Event of Default.

    3. REPRESENTATIONS AND WARRANTIES OF THE PLEDGOR AND THE COMPANY. Each of the Pledgor and the Company represent and warrants to the Lender that:

         (a) It has, and has duly exercised, all requisite power and authority to enter into, execute and deliver this Agreement, to pledge the Collateral for the purposes described in this Agreement, and to carry out the transactions contemplated by this Agreement.

         (b) The Pledgor is the legal and beneficial owner of all of the Collateral, and the Collateral is not subject to any right or option on the part of any Person, other than the Lender, to purchase or acquire the Collateral or any part thereof. The term "Person" shall mean any individual, partnership, corporation, business trust, joint venture, governmental authority or other entity of any nature whatsoever.

         (c) The Common Stock has been duly and validly issued, is fully paid and nonassessable, and all of the Collateral is owned by the Pledgor free of any pledge, mortgage, hypothecation, lien, charge, encumbrance or security interest in such shares or the proceeds thereof, other than the lien and security interest granted to the Lender hereunder. There are no outstanding options, warrants, or similar rights to subscribe for or purchase any of the Collateral. All of the issued and outstanding capital stock of the Pledgor is owned by the Company.

         (d) None of the Collateral is subject to any restriction on transfer other than those imposed by applicable federal and state securities laws. Pledgor has beneficially owned the Common Stock since September 19, 1997, within the meaning of Rule 144.

         (e) The execution and delivery of this Agreement and the other Loan Documents, and the performance of their respective terms, will not violate or constitute a default under the terms of any agreement, indenture or other instrument, license, judgment, decree, order, law, statute, ordinance or other governmental rule or regulation, applicable to the Pledgor, the Company, or any of their property, or result in the creation or imposition of any lien, charge or encumbrance of any nature upon any of the Pledgor's or the Company's properties or assets, except as created hereby.

         (f) Upon delivery of this Agreement and the certificates evidencing the Common Stock to the Lender, this Agreement shall create a valid first priority lien upon and perfected security interest in the Collateral and the proceeds thereof, and is not subject to any prior security interest, lien, charge or encumbrance or agreement purporting to grant to any Person a security interest in the property or assets of the Pledgor that would include any of the Collateral.

         (g) The Loan does not constitute "purpose credit" as defined in Regulation U of the Board of Governors of the Federal Reserve System.

         (h) The Loan Documents have been duly executed and delivered by the Pledgor and the Company and constitute the legal, valid and binding obligations of the Pledgor and the Company enforceable in accordance with their respective terms.

         (i) Except as disclosed by filings with the SEC, there are no suits, actions, or proceedings pending, or to the knowledge of the Pledgor, threatened, before any court or administrative agency, against the Pledgor or the Company or affecting any of their respective assets or properties that, if adversely determined, would individually or in the aggregate materially and adversely affect the financial condition of the Pledgor or the Pledgor's ability to observe and perform any provisions of the Loan Documents.

         (j) Neither Pledgor nor the Company is in default in respect of any indebtedness for borrowed money, and no holder of any such indebtedness has given notice of any asserted default hereunder, and no bankruptcy or similar proceedings relative to the Pledgor or the Company are pending or, to the Pledgor's knowledge, threatened against the Pledgor or the Company.

         (k) All financial statements and information concerning the Pledgor furnished to the Lender by the Pledgor are complete and correct and fairly present the financial condition of the Pledgor as of the dates shown thereon, and since such dates, there has been no material adverse change in the financial condition of the Pledgor. All financial statements and information concerning the Company furnished to the Lender by the Pledgor are complete and correct and fairly present the financial condition of the Company as of the dates shown thereon, and since such dates, to the Pledgor's knowledge, there has been no material adverse change in the financial condition of the Company. Neither the Pledgor nor the Company has any contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or unrealized or unanticipated losses from any unfavorable commitments that are not disclosed their respective financial statements, which, either individually or in the aggregate, would be material.

         (l) No authorization, consent, approval or other action by, and no notice to or filing with, any governmental authority or regulatory authority or of stockholders is required for the Pledgor or the Company to grant a security interest in the Collateral, to pledge the Collateral or to perform their respective obligations of the Pledgor under the Loan Documents.

         (m) Each of the Pledgor and the Company (1) is a corporation duly organized, validly existing and in good standing under the laws of the state of New York, (2) is duly qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which the ownership of assets or the conduct of its business requires such qualification and (3) has all requisite corporate power and authority, and all necessary consents, authorizations, approvals, orders, licenses, certificates and permits of and from, and has made all declarations and filings with, all federal, state, local and other governmental authorities, and all courts and tribunals, necessary to own, lease, license or use its properties and assets, and to carry on its business as presently being conducted.

         (n) All of the Company's registration statements and periodic reports filed with the SEC are true, correct and accurate and do not contain any misstatement of a material fact or omit to state any material fact necessary, to make the statements therein not misleading.

The foregoing representations and warranties shall be deemed to have been made and given by the Pledgor with respect to any additional property forming part of the Collateral subsequent to the date of this Agreement.

    4. COVENANTS OF THE PLEDGOR. The Pledgor hereby covenants and agrees that, during the term of this Agreement:

         (a) Subject to the terms of Paragraph 21 below, and without the prior written consent of the Lender, the Pledgor shall not, and the Company shall not permit the Pledgor to sell, convey or otherwise dispose of any of the Collateral or any interest therein, or create, incur or permit to exist any pledge, mortgage, lien, charge, encumbrance or any security interest whatsoever in or with respect to any of the Collateral or the proceeds thereof, other than that created hereby.

         (b) The Pledgor warrants and shall defend, at his own expense, the Lender's right, title, special property and security interest in and to the Collateral against the claims of any Person.

         (c) The Pledgor and the Company shall cooperate fully, to the extent requested by the Lender, in the completion of any notice, form, schedule or other document filed by the Lender on its own behalf or on behalf of the Pledgor pursuant to the power of attorney granted in Paragraph 5 below, including, without limitation, any required notice or statement of beneficial ownership or of the acquisition of beneficial ownership of equity securities constituting part of the Collateral and any notice of proposed sale of any such securities pursuant to Rule 144. Without limiting the generality of the foregoing, the Pledgor shall furnish to the Lender any and all information that the Lender reasonably may request, for the purposes of any such filing, regarding the Pledgor, the Company, the Collateral and any issuer of any of the Collateral.

         (d) Upon any sale of the Collateral made by the Lender pursuant to this Agreement, the Lender is authorized by the Pledgor to comply with any limitation or restriction if such compliance is necessary, in the view of the Lender's counsel, in order to avoid any violation of applicable law or in order to obtain any required approval of the purchaser or purchasers by any applicable governmental authority.

         (e) The Pledgor or the Company shall furnish to the Lender (1) as soon as available, a copy of the Company's Form 10-Q filed with the SEC with respect to each fiscal quarter, (2) as soon as publicly available each year, the annual report on Form 10-K and the annual report to stockholders of the Company and (3) any other report or registration statement filed by the Company with the SEC.

         (f) If this Agreement is executed prior to the Lender's receipt of the stock certificates evidencing the Collateral, together with appropriate stock powers required by the Lender, the Pledgor shall deliver such certificates and stock powers to the Lender as soon as possible thereafter, and, in any event, within ten business days of the date hereof.

         (g) Except for loan from Nomura Asset Capital Corporation of even date herewith, during the term of this Agreement, the Pledgor, without the prior written consent of the Lender, shall not assume, incur or permit to exist any additional debt, contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or unrealized or unanticipated losses that, either individually or in the aggregate, would be material.

         (h) So long as the Company or the Pledgor shall have any obligations to the Lender under this Agreement, the Note or the Guaranty, the Pledgor shall deliver to the Lender within a reasonable time, such additional information and documentation respecting the condition or operations, financial or otherwise, of the Pledgor or the Company as the Lender from time to time reasonably may request.

         (i) During the term of this Agreement, the Pledgor shall not grant any options, warrants or other rights to purchase all or any part of the Collateral.

    5. POWER OF ATTORNEY. The Pledgor appoints the Lender as the Pledgor's attorney-in-fact to sign or endorse the Pledgor's name on any Collateral or instruments relating to the Collateral as may be necessary or desirable in connection with any transaction that the Pledgor or the Lender is authorized or required to perform pursuant to this Agreement. Such power of attorney, being coupled with an interest, shall not terminate as long as this Agreement is in effect and any Obligations remain outstanding. The Lender agrees that it shall not exercise its rights under this Paragraph 5 prior to the occurrence of an Event of Default.

    6.   REGISTRATION STATEMENT.

         (a) If the Lender shall elect to exercise its right to sell or otherwise dispose of all or any part of the Collateral, and if, in the opinion of counsel to the Lender, it is necessary to have the Collateral or that portion thereof to be sold registered under the Securities Act of 1933, as amended (the "Securities Act"), or if the Securities Act otherwise requires registration of the Collateral for the sale of all or any portion of the Collateral, the Company will:

              (1) Take all action necessary to register the Collateral or that portion thereof to be disposed of under the provisions of the Securities Act, at the Company's expense;

              (2) The registration statement relating thereto to become effective and to remain so for not less than two years from the effective date and to make all amendments thereto and to the related prospectus that, in the opinion of the Lender or its counsel, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the SEC applicable thereto;

              (3) To comply with the provisions of the "Blue Sky" law of any jurisdiction that the Lender shall designate;

              (4) To make available to its security holders, as soon as practicable, an earnings statement covering a period of at least 12 months but not more than 18 months, beginning with the first month after the effective date of any such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act; and

              (5) To file on or before each respective due date all reports required under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         (b) The Pledgor acknowledges that a breach of any of the covenants contained in Paragraph 6.(a) above may cause irreparable injury to the Lender; that the Lender will have no adequate remedy at law with respect to such breach; and, as a consequence, that the Pledgor's covenants in Paragraph 6.(a) shall be specifically enforceable against the Pledgor; and the Pledgor hereby waives, to the extent such waiver is enforceable under law, and shall not assert, any defenses against an action for specific performance of such covenants, except for a defense that no Event of Default has occurred.

         (c) Notwithstanding the foregoing, the Pledgor recognizes that the Lender may be unable to effect a public sale of all or a part of the Collateral and may be compelled to resort to sales pursuant to Rule 144 or to one or more private sales to a restricted group of purchasers who will be obligated to agree, among other things, to acquire the Collateral for their own account, for investment only and not with a view to the distribution or resale thereof. The Pledgor acknowledges that any such sales may be at prices and on terms less favorable to the Lender than those of public sales of all of the Collateral, and agrees that such sales shall be deemed to have been made in a commercially reasonable manner and that the Lender has no obligation to delay sale of any Collateral to permit the issuer thereof to register it for public sale under the Securities Act. On any sale of the Collateral, the Lender is hereby authorized to comply with any limitation or restriction, compliance with which is necessary, in the view of the Lender's counsel, in order to avoid any violation of applicable law or in order to obtain any required approval of the purchaser or purchasers by any applicable governmental authority.

    7.   EVENTS OF DEFAULT.  An Event of Default hereunder shall occur:


         (a) if the Pledgor or the Company shall fail to perform any of the covenants or agreements contained herein within 30 days after receipt of notice from the Lender specifying such failure, or the failure of the Pledgor or the Company to perform any other covenants or agreements in any other Loan Document after the expiration of any applicable grace periods; or

         (b) if any warranty, representation or other statement by or on behalf of the Pledgor contained herein or in any other Loan Document shall prove to have been false or misleading in any material respect at the time it was made or delivered; or

         (c) if an Event of Default shall occur under the Note, the Guaranty Agreement or any other Loan Document after the expiration of any applicable grace periods.

    8.   REMEDIES, RIGHTS UPON DEFAULT.

         (a) Upon and after the occurrence of an Event of Default, the Lender, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of any public or private sale) to or upon the Pledgor or any other Person (all of which are, to the extent permitted by law, hereby expressly waived), forthwith may realize upon the Collateral or any part thereof, and may sell forthwith, or agree to sell or otherwise dispose of and deliver, the Collateral or any part thereof or interest therein, in one or more parcels at public or private sale or sales, at any exchange, broker's board or at any of the Lender's offices or elsewhere, at such prices and on such terms (including, without limitation, any terms required by a sale described in Paragraph 6 above) as it may deem best, for cash or on credit, or for future delivery without assumption of any credit risk, with the right of the Lender or any purchaser to purchase upon any such sale the whole or any part of the Collateral free of any right or equity of redemption in the Pledgor, which right or equity is hereby expressly waived and released. The Lender may purchase all or any part of the Collateral at any public or private sale. Any excess of the Collateral after payment in full of the obligations shall be delivered to the Pledgor.

         (b) The proceeds of any such disposition or other action by the Lender shall be applied as follows:

              (1) First, to the costs and expenses incurred in connection therewith or incidental thereto or to the care or safekeeping of any of the Collateral or in any way relating to the rights of the Lender hereunder, including reasonable attorneys' fees and legal expenses;

              (2)  Second, to the satisfaction of the Obligations;

              (3) Third, to the payment of any other amounts required by applicable law (including, without limitation, Section 9-504(1)(c) of the Uniform Commercial Code); and

                   (4) Fourth, to the Pledgor to the extent of any surplus proceeds.

         (c) The Lender need not give more than 15 days' notice of the time and place of any public sale or of the time after which a private sale may take place, which notice the Pledgor hereby deems reasonable.

    9. NOTICES CONCERNING COLLATERAL. The Pledgor shall promptly deliver to the Lender all written notices, and shall promptly give the Lender written notice of any other notices received by the Pledgor with respect to any Collateral.

    10. FURTHER ASSURANCES. The Pledgor and the Company, at any time, and from time to time, upon the written request of the Lender, shall execute and deliver such further documents and do such further acts and things as the Lender reasonably may request to effect the purposes of this Agreement, including, without limitation, stock certificates, stock powers, financing statements, and, upon the occurrence of an Event of Default, executed irrevocable proxies with respect to the Collateral in form satisfactory to the Lender. Until receipt thereof, this Agreement shall constitute the Pledgor's proxy to the Lender or its nominee to vote all shares of Collateral then registered in the Pledgor's name upon or at any time after an occurrence of an Event of Default.

    11. TERMINATION. Upon the satisfaction in full of all of the Obligations, this Agreement shall terminate, and the Lender shall deliver to the Pledgor, at the Pledgor's expense, such of the Collateral as shall not have been sold or otherwise applied pursuant to this Agreement.

    12.  LIMITATION ON THE LENDER'S DUTY IN RESPECT OF COLLATERAL.

         (a) Beyond the exercise of reasonable care to assure the safe custody of the Collateral while held hereunder, the Lender shall have no duty or liability to preserve rights pertaining thereto and shall be relieved of all responsibility for the Collateral upon surrendering it or tendering surrender of it to the Pledgor.

         (b) No course of dealing between the Pledgor and the Lender, nor any failure to exercise, nor any delay in exercising, any right, power or privilege of the Lender hereunder, under the Note or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

         (c) The rights and remedies provided herein, in the Note and in all other Loan Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law, including, without limitation, the rights and remedies of a secured party under the Uniform Commercial Code.

    13. SEVERABILITY. The provisions of this Agreement are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision or part thereof in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision in this Agreement in any jurisdiction.

    14. NOTICES. All notices, requests, demands and other communications with respect hereto shall be in writing and shall be delivered by hand, sent prepaid by Federal Express (or a comparable overnight delivery service) or sent by the United States mail, certified, postage prepaid, return receipt requested, to the following addresses:

         If to the Pledgor or the Company,

              c/o Hudson Hotels Corporation
              One Airport Way
              Suite 200
              Rochester, New York  14624
              Attn:  Mr. E. Anthony Wilson

         With copies to

              Boylan, Brown, Code, Fowler,
              Vigdor & Wilson, L.L.P.
              2400 Chase Square
              Rochester, New York  14610
              Attn:     Alan S. Lockwood, Esquire

         If to the Lender,

              Equity Inns Partnership, L.P.
              4735 Spottswood
              Suite 102
              Memphis, Tennessee  38117
              Attn:     Phillip H. McNeill, Sr.

         With copies to

              Hunton & Williams
              1751 Pinnacle Drive
              Suite 1700
              McLean, Virginia  22102
              Attn:  Gerald R. Best, Esquire

Any notice, request, demand or other communication delivered or sent in the manner aforesaid shall be deemed given or made (as the case may be) upon the earliest of (a) the date it is actually received, (b) the business day after the day on which it is delivered by hand, (c) the business day after the day on which it is properly delivered to Federal Express (or a comparable overnight delivery service), or (d) the third business day after the day on which it is deposited in the United States mail. Any party may change such party's address by notifying the other parties of the new address in any manner permitted by this Paragraph 14.

    15. SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and shall be binding upon the parties hereto and their respective heirs, personal representatives, successors and assigns.

    16. CAPTIONS. The captions of the various sections and paragraphs of this Agreement have been inserted only for the purposes of convenience. Such captions are not a part of this Agreement and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions of this Agreement.

    17. SURVIVAL OF AGREEMENTS. All agreements, representations and warranties made herein shall survive the delivery of this Agreement.

    18. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the state of New York, without reference to conflict of laws principles.

    19. MODIFICATION. No modification, amendment or waiver of any provision of this Agreement, nor consent by the Lender to any departure by the Pledgor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

    20. EXPENSES. The Pledgor and the Company agree to pay all costs and expenses incurred by the Lender in connection with this Agreement or the enforcement of the Lender's rights hereunder, including, but not limited to, reasonable attorneys' fees and expenses.

    21. SUBSTITUTION OF COLLATERAL. Subject to the prior written consent of the Lender, which consent may be given or withheld in the Lender's sole and absolute discretion, the Pledgor may substitute the Collateral, or any portion thereof, with other collateral of equal or greater value consisting of publicly traded securities listed on a national or regional securities exchange (the "Substitute Collateral"). Such Substitute Collateral, if accepted by the Lender in its sole and absolute discretion, shall be subject to, and shall be delivered in accordance with, the terms of a pledge agreement substantially in the form of this Agreement.

    IN WITNESS WHEREOF, the Pledgor has caused this Agreement to be executed as of the day and year first above written.


                                  PLEDGOR:


                                  HUDSON HOTELS PROPERTIES CORP.

                                  By: /s/ E. Anthony Wilson
                                     ----------------------------
                                  Name: E. Anthony Wilson
                                       --------------------------
                                  Title: Chairman
                                        -------------------------

                                  COMPANY:

                                  HUDSON HOTELS CORPORATION

                                  By: /s/ E. Anthony Wilson
                                     ----------------------------
                                  Name: E. Anthony Wilson
                                       --------------------------
                                  Title: President
                                        -------------------------